SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                          FORM 8-K



                      CURRENT REPORT
           Pursuant to section 13 of 15(d) of the Securities
                    Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                       October 5, 2000


                   Network Six, Inc.
   (Exact name of registrant as specified in its charter)

               Commission File No. 0-21038

    Rhode Island                         05-036-6090
(State or other jurisdiction of       (I.R.S. Employer
                                      Identification No.)
  incorporation or organization)


         475 Kilvert Street, Warwick, Rhode Island  02886
  (Address of principal executive offices, including zip code)

                      (401) 732-9000
      (Registrant's telephone number, including area code)

Item 5. Other Events

           The October 5, 2000 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7 (c)    Exhibits

99   Press Release, dated October 5, 2000, of Network Six, Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Network Six, Inc.
                            -----------------------
                               (Registrant)

Date:  October 5, 2000          By: /s/ James J. Ferry
                                   James J. Ferry
                                   Vice President, Finance/Administration and
                                   Chief Financial Officer

Network Six, Inc.
Current Report on Form 8-K
Dated October 5, 2000

Exhibit Index

Exhibit
   No.                                        Exhibits

99 Press Release dated October 5, 2000
                                             EXHIBIT 99


RHODE ISLAND EXTENDS NETWORK SIX'S
CONTRACT TO SUPPORT ITS CHILD WELFARE
COMPUTER SYSTEM


Kenneth C. Kirsch, President and CEO
Or
James J. Ferry, Vice President of
Finance and Administration, CFO and Treasurer
October 5, 2000


Warwick, RI: Network Six, Inc. (NASDAQ:NWSS) announced today that the State of Rhode Island, Department of Children, Youth and Families (DCYF), has extended Network Six's support contract for the State's child welfare computer system, known as RICHIST. The contract extension, valued at $1.6 million, is for the twelve month period beginning February 2001. The State of Rhode Island has the option of extending this contract for up to one additional year, though January, 2002. Services provided under this contract include business analysis, application development and maintenance, operations support, and report development.

Kenneth C. Kirsch, Network Six's President and CEO, commented, "We are pleased to be selected to continue our support of the RICHIST computer system. Since the commencement of this support contract in February of 2000, Network Six has worked with DCYF to improve both the efficiency and effectiveness of Rhode Island's child welfare services. We look forward to continuing our work with this important customer."

Network Six is a full service provider of information technology solutions that enable its customers to operate more efficiently and effectively. Network Six's services include e-commerce planning and implementation, technology consulting, and applications development. Network Six's stock is traded on the NASDAQ SmallCap Market under the symbol NWSS. Its website is http://www.networksix.com.

This report contains forward-looking statements reflecting the Company's expectations or beliefs concerning future events that could materially affect Company performance in the future. All forward-looking statements are subject to the risks and uncertainties inherent with predictions and forecasts. Please refer to the Company's 10Q for June 30, 2000 or the 10K for December 31, 1999 for more discussion and information.